Schedule of Investments - Virtus Duff & Phelps Clean Energy ETF

October 31, 2021 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 99.9%
Consumer Staples - 1.7%
Darling Ingredients, Inc.*	831	$70,236
Industrials - 28.9%
Aker Carbon Capture ASA (Norway)*	25,581	91,993
Ballard Power Systems, Inc. (Canada)*	1,185	21,472
ITM Power PLC (United Kingdom)*	10,959	73,340
Plug Power, Inc.*	6,550	250,669
Prysmian SpA (Italy)	2,700	102,063
Siemens Gamesa Renewable Energy SA (Spain)*	2,985	80,849
Sunrun, Inc.*	2,511	144,834
TPI Composites, Inc.*	1,710	57,507
Vestas Wind Systems A/S (Denmark)	6,721	290,669
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (China)	9,000	20,174
Xylem, Inc.	620	80,966
Total Industrials		1,214,536
Information Technology - 22.8%
Enphase Energy, Inc.*	1,580	365,975
First Solar, Inc.*	1,360	162,642
JinkoSolar Holding Co., Ltd. (China)*(1)	375	22,433
SolarEdge Technologies, Inc.*	636	225,577
SunPower Corp.*	680	22,889
Xinyi Solar Holdings Ltd. (China)	76,000	159,023
Total Information Technology		958,539
Materials - 1.4%
MP Materials Corp.*	1,695	57,376
Utilities - 45.1%
AES Corp. (The)	4,550	114,341
China Longyuan Power Group Corp. Ltd. Class H (China)	44,000	102,811
Clearway Energy, Inc. Class C	2,685	95,264
Dominion Energy, Inc.	1,280	97,190
EDP - Energias de Portugal SA (Portugal)	23,852	134,666
EDP Renovaveis SA (Spain)	2,425	67,560
Encavis AG (Germany)	3,426	71,684
Enel SpA (Italy)	12,748	106,635
Eversource Energy	940	79,806
Iberdrola SA (Spain)	13,449	158,813
NextEra Energy Partners LP	945	81,554
NextEra Energy, Inc.	1,356	115,707
Orsted AS (Denmark)(2)	1,650	232,821
Public Service Enterprise Group, Inc.	1,250	79,750
RWE AG (Germany)	1,866	71,767
SSE PLC (United Kingdom)	6,189	139,204
Sunnova Energy International, Inc.*	1,194	53,205
Verbund AG (Austria)	915	95,303
Total Utilities		1,898,081
Total Common Stocks
(Cost $3,807,357)		4,198,768
TOTAL INVESTMENTS - 99.9%
(Cost $3,807,357)		4,198,768
Other Assets in Excess of Liabilities - 0.1%		5,869
Net Assets - 100.0%		$4,204,637

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2021, the aggregate value of these securities was $232,821, or 5.5% of net assets.

Schedule of Investments - Virtus Duff & Phelps Clean Energy ETF (continued)

October 31, 2021 (unaudited)

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$4,198,768	$–	$–	$4,198,768
Total	$4,198,768	$–	$–	$4,198,768